UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 Sea Harbor Drive, Orlando, Florida		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)(b) On June 10, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).  A quorum was present at the meeting as required by the Company’s Bylaws.  The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

Scott Ross, Ronald Bension, James Chambers, William Gray, Charles Koppelman, Yoshikazu Maruyama, Thomas Moloney and Neha Jogani Narang were elected to the Board to serve as directors until the Company’s 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Scott Ross	66,375,029	2,468,880	32,374	4,498,228
Ronald Bension	68,737,864	105,631	32,788	4,498,228
James Chambers	65,192,532	3,645,830	37,921	4,498,228
William Gray	67,467,181	1,375,651	33,451	4,498,228
Charles Koppelman	66,797,067	2,036,932	42,284	4,498,228
Yoshikazu Maruyama	68,353,691	484,144	38,448	4,498,228
Thomas Moloney	68,348,671	494,245	33,367	4,498,228
Neha Jogani Narang	68,749,964	92,633	33,686	4,498,228

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified.

Votes For	Votes Against	Votes Abstained
72,780,774	550,245	43,492

Proposal 3 – Non-binding Vote on Executive Compensation

The stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
58,216,568	9,760,965	898,750	4,498,228

Proposal 4 – Non-binding Vote on Frequency of Future Votes on Executive Compensation

The stockholders approved, on an advisory, non-binding basis, the holding of an advisory vote on executive compensation every year.

Every Year	Every 2 Years	Every 3 Years	Votes Abstained	Broker Non-Votes
67,382,949	7,543	1,360,169	125,622	4,498,228

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

104	Cover page interactive data filed (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: June 12, 2020	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary